RESTRUCTURING COSTS	12 Months Ended
Dec. 31, 2021
RESTRUCTURING COSTS
RESTRUCTURING COSTS

16.  RESTRUCTURING COSTS

The Company committed to certain restructuring actions intended to simplify the business and improve operational efficiencies, which have resulted in headcount reductions. The settlement of certain estimated and previously accrued employee termination costs resulted in a net credit to restructuring of $475.0 thousand for the year ending December 31, 2021. Restructuring costs were $9.1 million for the years ended December 31, 2020, composed of employee termination costs and lease loss. Substantially all of the expected charges related to these activities have been incurred during 2020 and 2019. The Company actively evaluates cost efficiencies and may make decisions in future periods to take further actions which could incur additional restructuring charges.

Accrued losses on leased properties and employee termination costs changed during the periods presented as follows (in thousands):

	Leased	Employee
	Property	Termination
	Losses	Costs	Total
Balance – December 31, 2019	$2,958	$7,857	$10,815
Reduction of accrual due to net cash payments	(715)	(13,315)	(14,030)
Additional charges and adjustments	319	8,816	9,135
Accretion expense	259	—	259
Effects of fluctuations in foreign currency exchange rates	45	473	518
Balance – December 31, 2020	2,866	3,831	6,697
Reduction of accrual due to net cash payments	(901)	(2,946)	(3,847)
Additional charges and adjustments	131	(606)	(475)
Accretion expense	225	—	225
Effects of fluctuations in foreign currency exchange rates	(46)	(80)	(126)
Balance – December 31, 2021	$2,275	$199	$2,474

As of December 31, 2021, the remaining accrued employee termination costs will be settled in 2022 and the remaining accrued losses on leased properties will be satisfied over the remaining lease terms, which extend through 2026. These accrued restructuring costs are included in “Accrued expenses” and “Other long-term liabilities” on the Consolidated Balance Sheets.